Exhibit 99.1

Preliminary Financial Results for the Second Quarter 2026

The following information summarizes certain preliminary financial results of Athene Holding Ltd. (the “Company,” “we,” “us” and “our”) for the three and six months ended June 30, 2026 and as of June 30, 2026 and is not intended to be a comprehensive statement of the Company’s financial results for these periods. The preliminary financial information set forth below represents management’s current estimates based on information available as of the date hereof. These estimates are preliminary and remain subject to change and the completion of the Company’s financial closing procedures and the preparation of, and its auditor’s review of, its unaudited condensed consolidated financial statements for the quarter ended June 30, 2026. Additional items that could require adjustments to the preliminary estimates set forth below may be identified during that process, and any such adjustments could be material. Our actual unaudited consolidated financial statements and related notes as of and for the three and six months ended June 30, 2026 are not expected to be filed with the United States Securities and Exchange Commission until the Company files its Quarterly Report on Form 10-Q for the period ended June 30, 2026. This preliminary financial information should not be viewed as a substitute for financial statements prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”). Neither Deloitte & Touche LLP, our independent registered public accounting firm, nor any other independent accountants have compiled, examined, or performed any procedures with respect to the preliminary second quarter financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information, and assume no responsibility for, and disclaim any association with, the preliminary financial information herein.

The following presents highlights of the Company’s unaudited preliminary condensed consolidated financial results for the periods indicated:

Preliminary Condensed Consolidated Balance Sheet Information

(Unaudited, in millions)

	June 30, 2026	December 31, 2025
Assets
Cash and cash equivalents	$21,957	$14,994
Restricted cash and cash equivalents	1,583	1,332
Investments	333,842	321,081
Investments in related parties	43,527	35,376
Assets of consolidated variable interest entities
Cash and cash equivalents	171	569
Investments	31,884	30,174
Other assets	202	346
Accrued investment income	4,015	3,395
Reinsurance recoverable	10,929	10,282
Deferred acquisition costs, deferred sales inducements and value of business acquired	9,279	8,634
Goodwill	4,079	4,072
Other assets	11,411	11,950

Total assets	$472,879	$442,205

Liabilities
Interest sensitive contract liabilities	$344,593	$315,889
Future policy benefits	48,241	50,264
Market risk benefits	5,283	4,930
Debt	7,832	7,848
Derivative liabilities	6,241	5,742
Payables for collateral on derivatives and securities to repurchase	11,199	11,085
Other liabilities	13,284	9,097
Liabilities of consolidated variable interest entities	1,401	1,712

Total liabilities	438,074	406,567

(Continued)

	June 30, 2026	December 31, 2025
Equity
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	19,329	19,238
Retained earnings	2,440	3,895
Accumulated other comprehensive loss	(3,213)	(2,641)

Total Athene Holding Ltd. stockholders’ equity	18,556	20,492
Noncontrolling interests	16,249	15,146

Total equity	34,805	35,638

Total liabilities and equity	$472,879	$442,205

(Concluded)

Preliminary Condensed Consolidated Statement of Income (Loss) Information

(Unaudited, in millions)

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
Revenues
Premiums	$170	$107	$387	$234
Product charges	299	274	580	539
Net investment income	4,988	4,429	9,757	8,420
Investment related gains (losses)	2,989	(5)	911	(833)
Revenues of consolidated variable interest entities	702	548	1,177	1,175
Other revenues	4	6	8	10

Total revenues	9,152	5,359	12,820	9,545

Benefits and Expenses
Interest sensitive contract benefits	5,714	3,428	7,305	4,922
Future policy and other policy benefits	594	527	1,233	1,068
Market risk benefits remeasurement (gains) losses	(24)	(111)	235	274
Amortization of deferred acquisition costs, deferred sales inducements and value of business acquired	350	292	687	559
Policy and other operating expenses	614	571	1,265	1,136

Total benefits and expenses	7,248	4,707	10,725	7,959

Income before income taxes	1,904	652	2,095	1,586
Income tax expense (benefit)	217	(34)	1,890	141

Net income	1,687	686	205	1,445
Less: Net income attributable to noncontrolling interests	698	222	1,154	516

Net income (loss) attributable to Athene Holding Ltd. stockholders	989	464	(949)	929
Less: Preferred stock dividends	36	45	71	90
Add: Preferred stock redemption	—	84	—	84

Net income (loss) available to Athene Holding Ltd. common stockholder	$953	$503	$(1,020)	$923

Preliminary Invested Assets and Flows Information

(In millions)

	June 30, 2026	June 30, 2025
Invested Assets:
Gross invested assets	$413,598	$	361,795
Net invested assets	$314,090	$	275,040

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
Flows:
Retail	$12,267	$7,256	$19,537	$16,738
Flow reinsurance	3,763	2,031	6,366	6,964
Funding agreements[1]	5,718	11,707	14,249	22,851
Pension group annuities	—	1	—	5
Other spread products[2]	321	237	1,664	237

Gross organic inflows	22,069	21,232	41,816	46,795
Gross inorganic inflows	—	—	—	—

Total gross inflows	22,069	21,232	41,816	46,795
Gross outflows[3]	(10,141)	(7,230)	(20,909)	(15,622)

Net flows	$11,928	$14,002	$20,907	$31,173

[1]

Funding agreements represent funding agreements issued under our funding agreement backed notes program, secured and other funding agreements, which include our funding agreement backed repurchase agreement program and direct funding agreements, funding agreements issued to the Federal Home Loan Bank and long-term repurchase agreements.

[2]

Other spread product inflows include guaranteed investment and group annuity contracts issued in connection with defined contribution plans, stable value group annuity contracts and structured settlements.

[3]

Gross outflows include full and partial policyholder withdrawals on deferred annuities, death benefits, pension group annuity benefit payments, payments on payout annuities and payments related to interest, maturities and repurchases of funding agreements.

Spread Related Earnings

The following summarizes our preliminary spread related earnings:

	Three months ended June 30,		Six months ended June 30,
(In millions)	2026	2025	2026	2025
Fixed income and other net investment income	$3,686	$3,180	$7,237	$6,096
Alternative net investment income	348	319	558	634

Net investment earnings	4,034	3,499	7,795	6,730
Strategic capital management fees	37	32	73	61
Cost of funds	(2,942)	(2,470)	(5,749)	(4,680)

Net investment spread	1,129	1,061	2,119	2,111
Other operating expenses	(111)	(109)	(229)	(225)
Interest and other financing costs	(141)	(132)	(294)	(262)

Spread related earnings	$877	$820	$1,596	$1,624

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
Fixed income and other net investment earned rate	5.05%	4.97%	5.04%	4.89%
Alternative net investment earned rate	9.04%	9.86%	7.49%	10.05%

Net investment earned rate	5.25%	5.21%	5.16%	5.14%
Strategic capital management fees	0.05%	0.05%	0.05%	0.05%
Cost of funds	(3.83)%	(3.68)%	(3.80)%	(3.57)%

Net investment spread	1.47%	1.58%	1.41%	1.62%
Other operating expenses	(0.14)%	(0.16)%	(0.15)%	(0.17)%
Interest and other financing costs	(0.19)%	(0.20)%	(0.20)%	(0.21)%

Spread related earnings	1.14%	1.22%	1.06%	1.24%

Net Investment Spread

The following summarizes our preliminary net investment spread:

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
Fixed income and other net investment earned rate	5.05%	4.97%	5.04%	4.89%
Alternative net investment earned rate	9.04%	9.86%	7.49%	10.05%

Net investment earned rate	5.25%	5.21%	5.16%	5.14%
Strategic capital management fees	0.05%	0.05%	0.05%	0.05%
Cost of funds	(3.83)%	(3.68)%	(3.80)%	(3.57)%

Net investment spread	1.47%	1.58%	1.41%	1.62%

Non-GAAP Measure Reconciliations

In addition to our results presented in accordance with US GAAP, we present certain financial information that includes non-GAAP measures. Management believes the use of these non-GAAP measures, together with the relevant US GAAP measures, provides information that may enhance an investor’s understanding of our results of operations and the underlying profitability drivers of our business. The majority of these non-GAAP measures are intended to remove from the results of operations the impact of market volatility (other than with respect to alternative investments), which consists of investment gains (losses), net of offsets, and non-operating change in insurance liabilities and related derivatives, as well as integration, restructuring, stock compensation and certain other items which are not part of our underlying profitability drivers, as such items fluctuate from period to period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results in accordance with US GAAP and should not be viewed as a substitute for the corresponding US GAAP measures.

Spread Related Earnings:

Spread related earnings is a pre-tax non-GAAP measure used to evaluate our financial performance including the impact of any reinsurance transactions and excluding market volatility and expenses related to integration, restructuring and stock compensation as well as other one-time items. Our spread related earnings equals net income (loss) available to Athene Holding Ltd. common stockholder adjusted to eliminate the impact of the following:

•

Investment Gains (Losses), Net of Offsets— Consists of the realized gains and losses on the sale of AFS securities and mortgage loans, the change in fair value of reinsurance assets, unrealized gains and losses, changes in the provision for credit losses and other investment gains and losses. Unrealized, allowances and other investment gains and losses primarily includes the fair value adjustments of trading securities and mortgage loans, other investments held under the fair value option, derivative gains and losses not hedging annuity index credits, foreign exchange impacts and the change in provision for credit losses recognized in operations net of the change in AmerUs Closed Block fair value reserve related to the corresponding change in fair value of investments. Investment gains and losses are net of offsets related to the market value adjustments (MVAs) associated with surrenders or terminations of contracts.

•	Non-operating Change in Insurance Liabilities and Related Derivatives

•

Change in Fair Values of Derivatives and Embedded Derivatives – Indexed Annuities— Consists of impacts related to the fair value accounting for derivatives hedging the index credits on indexed annuities and the related embedded derivative liability fluctuations from period to period. The index reserve is measured at fair value for the current period and all periods beyond the current policyholder index term. However, the indexed annuity hedging derivatives are purchased to hedge only the current index period. Upon policyholder renewal at the end of the index period, new indexed annuity hedging derivatives are purchased to align with the new term. The difference in duration between the indexed annuity hedging derivatives and the index credit reserves creates a timing difference in earnings. This timing difference of the indexed annuity hedging derivatives and index credit reserves is included as a non-operating adjustment.

We primarily hedge with options that align with the index terms of our indexed annuity products (typically 1–2 years). On an economic basis, we believe this is suitable because policyholder accounts are credited with index performance at the end of each index term. However, because the term of an embedded derivative in an indexed annuity contract is longer-dated, there is a duration mismatch that may lead to mismatches for accounting purposes.

•

Non-operating Change in Funding Agreements—Consists of timing differences caused by changes to interest rates on variable funding agreements and funding agreement backed notes and the associated reserve accretion patterns of those contracts. Further included are adjustments for gains associated with our early repurchases of funding agreements, when applicable.

•

Change in Fair Value of Market Risk Benefits—Consists primarily of volatility in capital market inputs used in the measurement at fair value of our market risk benefits, including certain impacts from changes in interest rates, equity returns and implied equity volatilities.

•

Non-operating Change in Liability for Future Policy Benefits—Consists of the non-economic loss incurred at issuance for certain pension group annuities and other payout annuities with life contingencies when valuation interest rates prescribed by US GAAP are lower than the net investment earned rates, adjusted for profit, assumed in pricing. For such contracts with non-economic US GAAP losses, the SRE reserve accretes interest using an imputed discount rate that produces zero gain or loss at issuance.

•

Integration, Restructuring and Other Non-operating Items—Consists of restructuring and integration expenses related to acquisitions and block reinsurance costs, as well as certain other items, which are not predictable or related to our underlying profitability drivers.

•

Stock Compensation Expense—Consists of stock compensation expenses associated with our share incentive plans, including long-term incentive expenses, which are not related to our underlying profitability drivers and fluctuate from time to time due to the structure of our plans.

•

Income Tax Expense (Benefit)—Consists of the income tax effect of all income statement adjustments and is computed by applying the appropriate jurisdiction’s tax rate to all adjustments subject to income tax.

We consider these adjustments to be meaningful adjustments to net income (loss) available to Athene Holding Ltd. common stockholder for the reasons discussed in greater detail above. Accordingly, we believe using a measure that excludes the impact of these items is useful in analyzing our business performance and the trends in our results of operations. Together with net income (loss) available to Athene Holding Ltd. common stockholder, we believe spread related earnings provides a meaningful financial metric that helps investors understand our underlying results and profitability. Spread related earnings should not be used as a substitute for net income (loss) available to Athene Holding Ltd. common stockholder.

The reconciliation of preliminary net income (loss) available to Athene Holding Ltd. common stockholder to preliminary spread related earnings is as follows:

	Three months ended		Six months ended
	June 30,		June 30,
(In millions)	2026	2025	2026	2025
Net income (loss) available to Athene Holding Ltd. common stockholder	$953	$503	$(1,020)	$923
Less: Preferred stock redemption	—	84	—	84
Add: Preferred stock dividends	36	45	71	90
Add: Net income attributable to noncontrolling interests	698	222	1,154	516

Net income	1,687	686	205	1,445
Income tax expense (benefit)	217	(34)	1,890	141

Income before income taxes	1,904	652	2,095	1,586
Investment gains (losses), net of offsets	23	(509)	(673)	(358)
Non-operating change in insurance liabilities and related derivatives	358	149	316	(218)
Integration, restructuring and other non-operating items	(41)	(32)	(74)	(62)
Stock compensation expense	(12)	(11)	(22)	(22)
Preferred stock dividends	36	45	71	90
Noncontrolling interests – pre-tax income and VIE adjustments	663	190	881	532

Less: Total adjustments to income before income taxes	1,027	(168)	499	(38)

Spread related earnings	$877	$820	$1,596	$1,624

Net Investment Earned Rate

Net investment earned rate is a non-GAAP measure we use to evaluate the performance of our net invested assets. Net investment earned rate is computed as the income from our net invested assets divided by the average net invested assets, for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. The primary adjustments to net investment income to arrive at our net investment earnings are (a) net VIE impacts (revenues, expenses and noncontrolling interests), (b) the change in fair value of reinsurance assets, (c) amortization of premium/discount on held-for-trading securities, (d) forward points gains and losses on foreign exchange derivative hedges, (e) an adjustment to the change in net asset value of our ADIP investments to recognize our proportionate share of spread related earnings based on our ownership in the investment funds and (f) the removal of the proportionate share of the ACRA net investment income associated with the noncontrolling interests. We include the income and assets supporting our change in fair value of reinsurance assets by evaluating the underlying investments of the funds withheld at interest receivables and we include the net investment income from those underlying investments which does not correspond to the US GAAP presentation of change in fair value of reinsurance assets. We exclude the income and assets on business related to ceded reinsurance transactions. We believe the adjustments for reinsurance provide a net investment earned rate on the assets for which we have economic exposure. We believe a measure like net investment earned rate is useful in analyzing the trends of our core business operations, profitability and pricing discipline. While we believe net investment earned rate is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for net investment income presented under US GAAP.

The reconciliation of preliminary net investment income to preliminary net investment earnings and earned rate is as follows:

	Three months ended June 30,				Six months ended June 30,
	2026		2025		2026		2025
(In millions, except percentages)	Dollar	Rate	Dollar	Rate	Dollar	Rate	Dollar	Rate
US GAAP net investment income	$4,988	6.50%	$4,429	6.59%	$9,757	6.46%	$8,420	6.43%

Change in fair value of reinsurance assets	(106)	(0.14)%	(65)	(0.10)%	(200)	(0.13)%	(128)	(0.10)%
VIE earnings and noncontrolling interests	436	0.57%	382	0.57%	721	0.48%	816	0.62%
Forward points adjustment on foreign exchange derivative hedges	19	0.02%	26	0.04%	47	0.03%	50	0.04%
Held-for-trading amortization	(46)	(0.06)%	(40)	(0.06)%	(103)	(0.07)%	(69)	(0.05)%
Reinsurance impacts	(30)	(0.04)%	(39)	(0.06)%	(57)	(0.04)%	(79)	(0.06)%
ACRA noncontrolling interests	(1,311)	(1.71)%	(1,159)	(1.72)%	(2,560)	(1.69)%	(2,233)	(1.70)%
Other	84	0.11%	(35)	(0.05)%	190	0.12%	(47)	(0.04)%

Total adjustments to arrive at net investment earnings/earned rate	(954)	(1.25)%	(930)	(1.38)%	(1,962)	(1.30)%	(1,690)	(1.29)%

Total net investment earnings/earned rate	$4,034	5.25%	$3,499	5.21%	$7,795	5.16%	$6,730	5.14%

Average net invested assets	$307,190		$268,703		$302,265		$262,017

Net Invested Assets:

In managing our business, we analyze net invested assets, which does not correspond to total investments, including investments in related parties, as disclosed in our condensed consolidated financial statements and notes thereto. Net invested assets represent the investments that directly back our net reserve liabilities, as well as surplus assets. Net invested assets is used in the computation of net investment earned rate, which allows us to analyze the profitability of our investment portfolio. Net invested assets include (a) total investments on the condensed consolidated balance sheets, with AFS securities, trading securities and mortgage loans at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) VIE and VOE assets, liabilities and noncontrolling interest adjustments, (f) net investment payables and receivables, (g) policy loans ceded (which offset the direct policy loans in total investments) and (h) an adjustment for the allowance for credit losses. Net invested assets exclude the derivative collateral offsetting the related cash positions. We include the underlying investments supporting our assumed funds withheld and modco agreements and exclude the underlying investments related to ceded reinsurance transactions in our net invested assets calculation to match the assets with the income received. We believe the adjustments for reinsurance provide a view of the assets for which we have economic exposure. Net invested assets include our proportionate share of ACRA investments, based on our economic ownership, but do not include the proportionate share of investments associated with the noncontrolling interests. Our net invested assets are averaged over the number of quarters in the relevant period to compute our net investment earned rate for such period. While we believe net invested assets is a meaningful financial metric and enhances our understanding of the underlying drivers of our investment portfolio, it should not be used as a substitute for total investments, including related parties, presented under US GAAP.

The reconciliation of total investments, including related parties, to net invested assets is as follows:

(In millions)	June 30, 2026	June 30, 2025
Total investments, including related parties	$377,369	$329,976

Derivative assets	(11,034)	(6,901)
Cash and cash equivalents (including restricted cash)	23,540	12,049
Accrued investment income	4,015	3,176
Net receivable (payable) for collateral on derivatives	(5,010)	(1,682)
Reinsurance impacts	(6,725)	(5,226)
VIE and VOE assets, liabilities and noncontrolling interests	19,825	18,066
Unrealized (gains) losses	13,476	12,202
Ceded policy loans	(154)	(162)
Net investment receivables (payables)	(2,360)	(49)
Allowance for credit losses	709	774
Other investments	(53)	(428)

Total adjustments to arrive at gross invested assets	36,229	31,819

Gross invested assets	413,598	361,795
ACRA noncontrolling interests	(99,508)	(86,755)

Net invested assets	$314,090	$275,040